August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED GROWTH FUND
Dated May 27, 2005

The following sentence is hereby added within the "Principal Investment Strategies" section of the Fund's Prospectus:

The Fund may invest up to 15% of its net assets in Real Estate Investment Trusts ("REITs").

The following paragraph is hereby added within the "Principal Risks" section of the Fund's Prospectus:

Real Estate Investment Trusts ("REITs").    REITs pool investors' funds for investments primarily in commercial real estate or real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

The third sentence in the section of the Fund's Prospectus titled "Principal Investment Strategies—Common Stocks/Convertible Securities" is hereby deleted and replaced with the following:

The Fund's common stock investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

The section of the Fund's Prospectus titled "Additional Investment Strategy Information—Foreign Securities" is hereby deleted and replaced with the following:

Foreign Securities.    The Fund may invest up to 20% of its net assets in foreign securities. Foreign securities may include common stocks and securities convertible into common stocks (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts), as well as Yankee dollar obligations and sovereign debt.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37896SPT-01